Report Name - 10F-3

Fund - CGCM High Yield Investments

                                Period : 09/01/05 through 02/28/06






                                    ID : 597
                           Issuer Name : Nell AF SARK 8/15/15
                            Trade Date : 08/04/2005
                        Selling Dealer : Merrill Lynch
                Total Shares Purchased : 420,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.068%
                        % of Issue (1) : 2.507%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     615,000,000.00
          Total Received All Funds (2) :      15,240,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.



               Report Name:   10F-3 Syndicate Supplement

                         Issuer:  Nell AF SARL
                     Trade Date:  08/04/05
          Joint/Lead Manager(s):  Credit Suisse First Boston
                                  Merrill Lynch International Ltd.
                  Co-Manager(s):  ABN Amro
                                  Citigroup Global Markets Ltd
                                  Deutsche Bank AG Ltd
                  Selling Group:  N/A





                                    ID : 617
                           Issuer Name : Chesapeake Energy corp 8/15/17
                            Trade Date : 08/11/2005
                        Selling Dealer : Bank of America
                Total Shares Purchased : 595,000.00
                        Purchase Price :  99.977
                    % Received by Fund : 0.099%
                        % of Issue (1) : 0.099%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     600,000,000.00
          Total Received All Funds (2) :         595,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.



               Report Name:   10F-3 Syndicate Supplement

                         Issuer:  Chesapeake Energy Corp
                     Trade Date:  08/11/05
          Joint/Lead Manager(s):  Banc of America Securities LLC
                                  Bear Stearns & Cos Inc
                                  Credit Suisse First Boston Corp.
                                  Lehman Brothers
                                  UBS
                  Co-Manager(s):  Citigroup Global Markets Ltd
                                  Deutsche Bank Securities
                                  Goldman Sachs & Co.
                                  Morgan Stanley
                                  Wachovia Securities
                                  ABN Amro
                                  BMO Nesbitt Burns Inc
                                  BNP Paribas
                                  Bosco Inc.
                                  Calyon Securities USA Inc.
                                  Comerica Securities
                                  Fortis Securities
                                  Piper Jaffray & Co.
                                  Raymond James & Associates Inc.
                                  RBC Capital Markets
                                  RBS Greenwich Capital
                                  SunTrust Robinson Humphrey
                                  TD Securities USA LLC
                                  Wells Fargo

                  Selling Group:   N/A



                                    ID : 632
                           Issuer Name : MGM Mirage
                            Trade Date : 08/25/2005
                        Selling Dealer : Bank of America
                Total Shares Purchased : 150,000.00
                        Purchase Price : 101.375
                    % Received by Fund : 0.040%
                        % of Issue (1) : 0.040%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     375,000,000.00
          Total Received All Funds (2) :         150,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.



               Report Name:   10F-3 Syndicate Supplement

                         Issuer:  MGM Mirage
                     Trade Date:  08/25/05
          Joint/Lead Manager(s):  Banc of America Securities LLC
                                  Citigroup
                                  Deutche Bank Securities
                                  Merrill Lynch & Co.
                  Co-Manager(s):  N/A


                  Selling Group:   N/A





                                    ID : 662
                           Issuer Name : Chart Industries Inc. (10/15/15)
                            Trade Date : 09/30/05
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 210,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.124%
                        % of Issue (1) : 0.124%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     170,000,000.00
          Total Received All Funds (2) :         210,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.

    Report Name:   10F-3 Syndicate Supplement

                         Issuer:  Chart Industries Inc.
                     Trade Date:  09/30/05
          Joint/Lead Manager(s):  Morgan Stanley
                                  Citigroup
                  Co-Manager(s):  N/A
                  Selling Group:  N/A


                                    ID : 685
                           Issuer Name : Chesapeake Energy Corp due 11/15/20
                            Trade Date : 11/02/05
                        Selling Dealer : Bear Stearns
                Total Shares Purchased : 5,000,000.00
                        Purchase Price : 98.85
                    % Received by Fund : 1.000%
                        % of Issue (1) : 1.000%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     500,000,000.00
          Total Received All Funds (2) :       5,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


  Report Name:   10F-3 Syndicate Supplement

                         Issuer:  Chesapeake Energy Corp due 11/15/20
                     Trade Date:  11/02/05
          Joint/Lead Manager(s):  Banc of America Securities LLC
                                  Bear Stearns & Co. Inc.
                                  Credit Suisse First Boston Corp.
                                  Lehman Brothers
                                  Wachovia Securities
                  Co-Manager(s):  BNP Paribas
                                  Calyon Securities USA Inc.
                                  DBS Securities
                                  Morgan Stanley
                                  SunTrust Robinson Humphrey
                                  UBS
                  Selling Group:  N/A



                                    ID : 703
                           Issuer Name : Semgroup LP due 11/15/15
                            Trade Date : 11/04/05
                        Selling Dealer : Banc of America Securites LLC
                Total Shares Purchased : 810,000.00
                        Purchase Price : 98.38
                    % Received by Fund : 0.231%
                        % of Issue (1) : 0.240%
        Other Participant Accounts (2) :          30,000.00
                      Issue Amount (2) :     350,000,000.00
          Total Received All Funds (2) :         840,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


Report Name:   10F-3 Syndicate Supplement

                         Issuer:  Semgroup LP due 11/15/15
                     Trade Date:  11/04/05
          Joint/Lead Manager(s):  Banc of America Securities LLC
                                  BNP Paribas
                                  Harris Nesbitt
                                  JP Morgan
                                  Scotia Capital
                  Co-Manager(s):  Citigroup
                                  BOSC, Inc.
                                  Piper Jaffray
                                  RBC Capital Markets
                                  Fortis Securities
                                  Wedbush Morgan Securities, Inc.
                  Selling Group:  N/A



                                    ID : 725
                           Issuer Name : Qwest Communications Intl 11/15/25
                            Trade Date : 11/03/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 610,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.048%
                        % of Issue (1) : 0.048%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :   1,265,000,000.00
          Total Received All Funds (2) :         610,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


Report Name:   10F-3 Syndicate Supplement

                         Issuer:  Quest Communications Intl 11/15/25
                     Trade Date:  11/03/05
          Joint/Lead Manager(s):  Goldman Sachs & Co.
                                  Credit Suisse First Boston
                                  Morgan Stanley
                  Co-Manager(s):  Citigroup
                                  Lehman Brothers
                                  Wachovia Securites
                  Selling Group:  N/A




                                    ID : 734
                           Issuer Name : AMC Entertainment Inc. 11% due 2016
                            Trade Date : 01/19/06
                        Selling Dealer : Credit Suisse First Boston
                Total Shares Purchased : 890,000.00
                        Purchase Price : 100.0
                    % Received by Fund : 0.274%
                        % of Issue (1) : 0.274%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     325,000,000.00
          Total Received All Funds (2) :         890,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.



Report Name:   10F-3 Syndicate Supplement

                         Issuer:  AMC Entertainment Inc. 11% due 2016
                     Trade Date:  01/19/06
          Joint/Lead Manager(s):  Credit Suisse First Boston
                                  Citigroup
                                  JP Morgan
                  Co-Manager(s):  N/A
                  Selling Group:  N/A



                                    ID : 735
                           Issuer Name : NRG Energy, Inc  (due 2016)
                            Trade Date : 01/26/06
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 430,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.018%
                        % of Issue (1) : 0.060%
        Other Participant Accounts (2) :       1,000,000.00
                      Issue Amount (2) :   2,400,000,000.00
          Total Received All Funds (2) :       1,430,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.

Report Name:   10F-3 Syndicate Supplement

                         Issuer:  NRG Energy, Inc due 2016
                     Trade Date:  01/26/06
          Joint/Lead Manager(s):  Morgan Stanley
                                  Citigroup
                  Co-Manager(s):  Banc of America Sec LLC
                                  Deutsche Bank Securities
                                  Goldman Sachs & Co.
                                  Merrill Lynch & Co.
                  Selling Group:  N/A


                                    ID : 736
                           Issuer Name : NRG Energy, Inc  (due 2014)
                            Trade Date : 01/30/06
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 215,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.018%
                        % of Issue (1) : 0.025%
        Other Participant Accounts (2) :          80,000.00
                      Issue Amount (2) :   1,200,000,000.00
          Total Received All Funds (2) :         295,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.

Report Name:   10F-3 Syndicate Supplement

                         Issuer:  NRG Energy, Inc due 2014
                     Trade Date:  01/30/06
          Joint/Lead Manager(s):  Morgan Stanley
                                  Citigroup
                  Co-Manager(s):  Banc of America Sec LLC
                                  Deutsche Bank Securities
                                  Goldman Sachs & Co.
                                  Merrill Lynch & Co.
                  Selling Group:  N/A




                                    ID : 737
                           Issuer Name : Sanmina-SCI Corp Senior Sub Nts (2016)
                            Trade Date : 01/30/06
                        Selling Dealer : Banc of America Securities LLC
                Total Shares Purchased : 185,000.00
                        Purchase Price : 100.0
                    % Received by Fund : 0.031%
                        % of Issue (1) : 0.031%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     600,000,000.00
          Total Received All Funds (2) :         185,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.

Report Name:   10F-3 Syndicate Supplement

                         Issuer:  Sanmina-SCI Corp due 2016
                     Trade Date:  01/30/06
          Joint/Lead Manager(s):  Banc of America Securities LLC
                                  Citigroup
                                  Deutche Bank Securities
                                  Scotia Capital
                                  SunTrust Robinson Humphrey
                  Co-Manager(s):  KeyBanc Capital Markets
                                  Wells Fargo Securities
                  Selling Group:  N/A



                                    ID : 738
                           Issuer Name : C&M Finance Ltd 8.1% 2/1/16
                            Trade Date : 01/24/06
                        Selling Dealer : Goldman,Sachs & Co
                Total Shares Purchased : 250,000.00
                        Purchase Price : 100.0
                    % Received by Fund : 0.056%
                        % of Issue (1) : 0.126%
        Other Participant Accounts (2) :         315,000.00
                      Issue Amount (2) :     450,000,000.00
          Total Received All Funds (2) :         565,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


Report Name:   10F-3 Syndicate Supplement

                         Issuer:  C&M Finance Ltd 8.10% due 02/01/16
                     Trade Date:  01/24/06
          Joint/Lead Manager(s):  Goldman Sachs International
                                  Citigroup
                  Co-Manager(s):  N/A
                  Selling Group:  N/A



                                    ID : 739
                           Issuer Name : C&M Finance Ltd 8.1% 2/1/16
                            Trade Date : 01/23/06
                        Selling Dealer : Goldman,Sachs & Co
                Total Shares Purchased : 315,000.00
                        Purchase Price : 100.0
                    % Received by Fund : 0.070%
                        % of Issue (1) : 0.126%
        Other Participant Accounts (2) :         250,000.00
                      Issue Amount (2) :     450,000,000.00
          Total Received All Funds (2) :         565,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


Report Name:   10F-3 Syndicate Supplement

                         Issuer:  C&M Finance Ltd 8.10% due 02/01/16
                     Trade Date:  01/23/06
          Joint/Lead Manager(s):  Goldman Sachs International
                                  Citigroup
                  Co-Manager(s):  N/A
                  Selling Group:  N/A



                                    ID : 741
                           Issuer Name : Solectron Corp
                            Trade Date : 02/14/06
                        Selling Dealer : Bank of America
                Total Shares Purchased : 40,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.027%
                        % of Issue (1) : 0.137%
        Other Participant Accounts (2) :         165,000.00
                      Issue Amount (2) :     150,000,000.00
          Total Received All Funds (2) :         205,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


Report Name:   10F-3 Syndicate Supplement

                         Issuer:  Solectron Corp.
                     Trade Date:  02/14/06
          Joint/Lead Manager(s):  Banc of America Securities LLC
                                  Morgan Stanley
                                  Citigroup
                  Co-Manager(s):  Goldman Sachs & Co.
                                  JP Morgan
                                  Scotia Captial
                                  Keybanc Captial Markets
                                  RBS Greenwich Capital
                  Selling Group:  N/A






                                    ID : 742
                           Issuer Name : Solectron Corp
                            Trade Date : 02/14/06
                        Selling Dealer : Bank of America
                Total Shares Purchased : 165,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.110%
                        % of Issue (1) : 0.137%
        Other Participant Accounts (2) :          40,000.00
                      Issue Amount (2) :     150,000,000.00
          Total Received All Funds (2) :         205,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.

Report Name:   10F-3 Syndicate Supplement

                         Issuer:  Solectron Corp.
                     Trade Date:  02/14/06
          Joint/Lead Manager(s):  Banc of America Securities LLC
                                  Morgan Stanley
                                  Citigroup
                  Co-Manager(s):  Goldman Sachs & Co.
                                  JP Morgan
                                  Scotia Captial
                                  Keybanc Captial Markets
                                  RBS Greenwich Capital
                  Selling Group:  N/A




                                    ID : 761
                           Issuer Name : Unisys Corporation  8% due 2012
                            Trade Date : 09/09/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 370,000.00
                        Purchase Price : 100.0
                    % Received by Fund : 0.093%
                        % of Issue (1) : 0.093%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     400,000,000.00
          Total Received All Funds (2) :         370,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.




               Report Name:   10F-3 Syndicate Supplement

                         Issuer:  Unisys Corp 8.00% due 2012
                     Trade Date:  09/09/05
          Joint/Lead Manager(s):  Banc of America Securities LLC
                                  Citigroup
                                  ABN AMRO Inc
                                  BNP Paribas
                                  Deutche Bank Securities
                                  Scotia Capital
                                  Wachovia Securities
                  Co-Manager(s):  Citigroup Global Markets Ltd
                                  BNY Capital Markets
                                  HSBC
                                  KeyBanc Capital Markets
                                  PNC Capital Markets
                                  The Williams Capital Group, LP
                  Selling Group:  N/A




                                    ID : 762
                           Issuer Name : Pacific Energy Partners LP Nts Mat 2015
                            Trade Date : 09/15/05
                        Selling Dealer : Lehman Brothers
                Total Shares Purchased : 260,000.00
                        Purchase Price : 99.544
                    % Received by Fund : 0.149%
                        % of Issue (1) : 0.149%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     175,000,000.00
          Total Received All Funds (2) :         260,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.

     Report Name:   10F-3 Syndicate Supplement

                         Issuer:  Pacific Energy Partners LP due 2015
                     Trade Date:  09/15/05
          Joint/Lead Manager(s):  Lehman Brothers
                                  Banc of America Securities LLC
                                  Citigroup
                  Co-Manager(s):  BNP Paribas
                                  Scotia Capital
                  Selling Group:  N/A



                                    ID : 763
                           Issuer Name : Pogo Producing Company (due 2017)
                            Trade Date : 09/21/05
                        Selling Dealer : Goldman
                Total Shares Purchased : 620,000.00
                        Purchase Price : 100.0
                    % Received by Fund : 0.124%
                        % of Issue (1) : 0.128%
        Other Participant Accounts (2) :          20,000.00
                      Issue Amount (2) :     500,000,000.00
          Total Received All Funds (2) :         640,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


  Report Name:   10F-3 Syndicate Supplement

                         Issuer:  Pogo Producing Co due 2017
                     Trade Date:  09/21/05
          Joint/Lead Manager(s):  Goldman Sachs
                  Co-Manager(s):  BNP Paribas
                                  Scotia Capital
                                  Banc of America Securities LLC
                                  Citigroup
                                  Harris Nesbitt
                                  TD Securities
                                  Wachovia Securities
                  Selling Group:  N/A











                                    ID : 767
                           Issuer Name : Chart Industries, Inc. Mat 2015
                            Trade Date : 09/30/05
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 340,000.00
                        Purchase Price : 100.0
                    % Received by Fund : 0.200%
                        % of Issue (1) : 0.324%
        Other Participant Accounts (2) :         210,000.00
                      Issue Amount (2) :     170,000,000.00
          Total Received All Funds (2) :         550,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.

Report Name:   10F-3 Syndicate Supplement

                         Issuer:  Chart Industries. Inc due 2015
                     Trade Date:  09/30/05
          Joint/Lead Manager(s):  Morgan Stanley
                                  Citigroup
                  Co-Manager(s):  Natexis Bleichroeder Inc.
                  Selling Group:  N/A



                                    ID : 768
                           Issuer Name : Quebecor Media 7 3/4% 3/15/16
                            Trade Date : 01/11/06
                        Selling Dealer : Banc of America Securities LLC
                Total Shares Purchased : 500,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.095%
                        % of Issue (1) : 0.095%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     525,000,000.00
          Total Received All Funds (2) :         500,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


Report Name:   10F-3 Syndicate Supplement

                         Issuer:  Quebecor Media  due 3/15/16
                     Trade Date:  01/11/06
          Joint/Lead Manager(s):  Banc of America Securities LLC
                                  Citigroup
                                  Credit Suisse
                  Co-Manager(s):  Harris Nesbitt
                                  Scotia Capital
                                  TD Securities
                                  RBC Capital Markets
                                  HSBC
                                  NBF Securities (USA) Corp.
                  Selling Group:  N/A




                                    ID : 769
                           Issuer Name : NRG Energy Inc Senior Notes (due 2016)
                            Trade Date : 01/26/06
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 1,000,000.00
                        Purchase Price : 100.0
                    % Received by Fund : 0.042%
                        % of Issue (1) : 0.060%
        Other Participant Accounts (2) :         430,000.00
                      Issue Amount (2) :   2,400,000,000.00
          Total Received All Funds (2) :       1,430,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.



Report Name:   10F-3 Syndicate Supplement

                         Issuer:  NRG Energy, Inc due 2016
                     Trade Date:  01/26/06
          Joint/Lead Manager(s):  Morgan Stanley
                                  Citigroup
                  Co-Manager(s):  Banc of America Sec LLC
                                  Deutsche Bank Securities
                                  Goldman Sachs & Co.
                                  Merrill Lynch & Co.
                  Selling Group:  N/A



                                    ID : 770
                           Issuer Name : K Hovanian Enterprises
                            Trade Date : 02/24/06
                        Selling Dealer : First Boston
                Total Shares Purchased : 55,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.018%
                        % of Issue (1) : 0.018%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     300,000,000.00
          Total Received All Funds (2) :          55,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


Report Name:   10F-3 Syndicate Supplement

                         Issuer:  K Hovanian Enterprises
                     Trade Date:  02/24/06
          Joint/Lead Manager(s):  Credit Suisse
                                  Citigroup
                                  Wachovia Securities
                                  UBS Investment Bank
                  Co-Manager(s):  Banc of America Sec LLC
                                  JP Morgan
                                  KeyBanc Capital Markets
                                  RBS Greenwich Captial
                                  BNP Paribas
                                  Calyon Securities (USA) Inc.
                                  Piper Jaffray
                  Selling Group:  N/A



                                    ID : 775
                           Issuer Name : Omni Care Inc 6.875% 12/15/15
                            Trade Date : 12/12/05
                        Selling Dealer : Lehman Brothers
                Total Shares Purchased : 18,000,000.00
                        Purchase Price : 100.0
                    % Received by Fund : 3.429%
                        % of Issue (1) : 3.429%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     525,000,000.00
          Total Received All Funds (2) :      18,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


Report Name:   10F-3 Syndicate Supplement

                         Issuer:  Omni Care Inc. 6.875% 12/15/15
                     Trade Date:  12/12/05
          Joint/Lead Manager(s):  Lehman Brothers
                                  JP Morgan
                                  SunTrust Robinson Humphrey
                  Co-Manager(s):  CIBC World Markets
                                  Wachovia Securities
                                  Merrill Lynch & Co.
                                  Credit Suisse First Boston
                  Selling Group:  N/A



                                    ID : 787
                           Issuer Name : Ventas Realty, LP  6 1/2%  6/1/16
                            Trade Date : 12/06/05
                        Selling Dealer : Banc of America Securities LLC
                Total Shares Purchased : 8,000,000.00
                        Purchase Price : 99.5
                    % Received by Fund : 6.400%
                        % of Issue (1) : 6.400%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     125,000,000.00
          Total Received All Funds (2) :       8,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


Report Name:   10F-3 Syndicate Supplement

                         Issuer:  Ventas Realty, LP due 6/1/16
                     Trade Date:  12/06/05
          Joint/Lead Manager(s):  Banc of America Securities LLC
                                  UBS Investment Bank
                  Co-Manager(s):  Citigroup
                                  JP Morgan
                                  Merrill Lynch & Co.
                  Selling Group:  N/A




                                    ID : 789
                           Issuer Name : Avago Technologies Fin Pte Ltd 10 1/8%
                            Trade Date : 11/21/05
                        Selling Dealer : Lehman Brothers
                Total Shares Purchased : 470,000.00
                        Purchase Price : 100.0
                    % Received by Fund : 0.094%
                        % of Issue (1) : 0.094%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     500,000,000.00
          Total Received All Funds (2) :         470,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.




Report Name:   10F-3 Syndicate Supplement

                         Issuer:  Avago Technologies Fin Pte Ltd due 2013
                     Trade Date:  11/21/05
          Joint/Lead Manager(s):  Lehman Brothers
                                  Citigroup
                                  Credit Suisse First Boston
                  Co-Manager(s):  N/A
                  Selling Group:  N/A




                                    ID : 796
                           Issuer Name : Chart Industries,Inc Mat 2015
                            Trade Date : 09/30/05
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 210,000.00
                        Purchase Price : 100.0
                    % Received by Fund : 0.124%
                        % of Issue (1) : 0.324%
        Other Participant Accounts (2) :         340,000.00
                      Issue Amount (2) :     170,000,000.00
          Total Received All Funds (2) :         550,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


Report Name:   10F-3 Syndicate Supplement

                         Issuer:  Chart Industries Inc due 2015
                     Trade Date:  09/30/05
          Joint/Lead Manager(s):  Morgan Stanley
                                  Citigroup
                  Co-Manager(s):  Natexis Bleichroeder Inc.
                  Selling Group:  N/A